                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby severally constitutes and appoints Andreas Eder, Hubert Besner, and Robert Fratarcangelo, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and all documents relating thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substituter substitutes, may lawfully do or cause to be done by virtue hereof

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.

September 18, 1998       /s/ ANDREAS EDER
                         -----------------------------------     Chairman of the
                                   Andreas Eder                  Board of
                                                                 Directors, Chief
                                                                 Executive Officer

September 18, 1998       /s/ TRISTAN LIBISCHER                   Director
                         -----------------------------------
                                   Tristan Libischer

September 18, 1998                                               Director
                         -----------------------------------
                                   Holger Timm

September 18, 1998       /s/ HUBERT BESNER                       Director
                         -----------------------------------
                                   Hubert Besner

September 18, 1998       /s/ G.W. NORMAN WAREHAM                 Director
                         -----------------------------------
                                   G.W. Norman Wareham

September 18, 1998       /s/ ROBERT FRATARCANGELO                Director
                         -----------------------------------
                                   Robert Fratarcangelo

September 18, 1998       /s/ CHRISTIAN MOOSMANN
                         -----------------------------------     Principal
                                   Christian Moosmann            Accounting and
                                                                 Financial Officer